AAF-MCQUAY GROUP, INC.
                                STOCK OPTION PLAN

1.    Establishment and Purpose

      The AAF-McQuay Group, Inc. hereby establishes the AAF-MCQUAY GROUP, INC. STOCK OPTION PLAN (the "Plan"). The Plan permits the grant of nonqualified stock options for the purpose of promoting the long-term growth and profitability of the AAF-McQuay Group, Inc. (the "Company") and its Subsidiaries (collectively, the "AMG Group"), by (i) providing directors, officers and other employees of the AMG Group with incentives to improve stockholder value and to contribute to the success of the AMG Group and (ii) enabling the AMG Group to attract, retain and reward the best available persons for positions of substantial responsibility.

      The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, Chapter 2A of Title 15 of the United States Code (the "Securities Act"). Except to the extent any other exemption from such Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable upon exercise of options granted pursuant hereto are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of shares of Common Stock issuable upon exercise of an option are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

2.    Definitions

      Under this Plan, except where the context otherwise indicates, the following definitions apply:

      (a) "Affiliate" of an entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such entity.

      (b) "AMG Group" means the Company and its Subsidiaries, collectively.

      (c) "Change of Control" with respect to a member of the AMG Group means
(i) any combination, consolidation or merger with a non-Affiliate of Hume where the member of the AMG Group is not the survivor; (ii) any sale, exchange or other disposition of all or substantially all of the assets of a member of the AMG Group to a non-Affiliate of Hume; or (iii) any sale, other than in the context of a public offering, of more than 50% of the issued shares of a member of the AMG Group to a non-Affiliate of Hume.

      (d) "Code" means the Internal Revenue Code of 1986, Title 26 of the United States Code, as amended, and any successor statute.

      (e) "Common Stock" means shares of authorized but unissued common stock of a member of the AMG Group.

      (f) "Company" means AAF-McQuay Group, Inc., a wholly-owned subsidiary of O.Y.L. Industries Bhd, and incorporated in Delaware, United States of America.

      (g) "Exchange Act" means the Securities Exchange Act of 1934, Chapter 2B of Title 15 of the United States Code.

      (h) "Fair Market Value" of a share of the Common Stock of a member of the AMG Group for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate, but in no event shall such value be less than the higher of (i) the value of the member of the AMG Group based upon the last independent appraisal divided by the number of outstanding shares of Common Stock of such member of the AMG Group, or (ii) such value as may be established in good faith as a result of the occurrence of any public offering of equity securities of the member of the AMG Group or a Change of Control transaction with respect to such member of the AMG Group that occurs after such last independent appraisal. In the case of Joseph B. Hunter, "Fair Market Value" under (i) above shall be determined without discounts for lack of marketability or minority ownership. With respect to the other participants, "Fair Market Value" under (i) above shall be determined by factoring in a discount for lack of marketability but without regard to any minority interest discount. With respect to all participants, no lack of marketability or other discounts shall be applied in determining "Fair Market Value" under (ii) above.

      (i) "Hume" means Hume Industries (Malaysia) Berhad.

      (j) "Parent" means O.Y.L. Industries Bhd.

      (k) "Participant" means an employee, officer or director of the AMG Group who is selected for participation by the Committee, subject to the restriction in Section 5 of the Plan.

      (l) "Plan" means the AAF-McQuay Group, Inc. Stock Option Plan, as set forth herein and as amended from time to time.

      (m) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

      (n) "Securities Act" means the Securities Act of 1933, Chapter 2A of Title 15 of the United States Code.

      (o) "Subsidiary" and "subsidiaries" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Administration

      The Plan shall be administered by a committee (the "Committee"), a majority of whose members shall be appointed by the Board of Directors of Parent and the balance of whose members shall be appointed by the Company's Board of Directors (the "Board").

      Notwithstanding the foregoing, in the event that the Common Stock or any other capital stock of a member of the AMG Group becomes registered under
Section 12 of the Exchange Act, the members of the Committee shall be both "Non-employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code.

      All members of the Committee shall serve at the Board's pleasure and the Board may, from time to time, remove members from or add members to the Committee and vacancies on the Committee, however caused, shall be filled by appointment by the Board; provided, however, that the Board of Directors of Parent shall have appointed or ratified the appointment of a majority of the members of the Committee as it may be comprised from time to time.

      The Committee shall have the authority, in its sole discretion and from time to time, consistent with the provisions of the Plan, to (i) select persons or classes of persons to participate in the Plan, (ii) grant awards provided under the Plan in such form and amount as the Committee shall determine and impose such terms, limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate, (iii) modify, extend or renew outstanding grants, accept the surrender of outstanding grants and substitute new grants, (iv) interpret the Plan and (v) adopt, amend, or rescind such rules and regulations for carrying out the Plan, and take all other action necessary or advisable for the implementation and administration of the Plan, as the Committee may deem appropriate. Decisions and determinations of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including members of the AMG Group, their stockholders and the participants in the Plan and their respective successors in interest. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

      The Committee shall select one of its members to act as Chairman and shall make such rules and regulations for its operation as it deems appropriate or desirable, provided that such rules and regulations include the following:

            (1) No member of the Committee shall participate in any manner in the Committee's determination to award to such member a stock option under the Plan, nor in the determination of the terms and conditions of any such stock option;

            (2) At least 4 or 3/4 of the members of the Committee (whichever is higher) must be present (including via telephone conference) at all meetings to constitute a quorum, a majority of any such quorum must be comprised of Committee members appointed by the Board of Directors of Parent, and decisions of the Committee must be made by unanimous consent of all members present at any such meeting; and

            (3) Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been unanimously made at a duly held meeting of the Committee.

      The Board of Directors of the Company shall have the right, at any time and from time to time, in its discretion or at the direction of the Board of Directors of Parent, to establish a separate committee to administer the application of the Plan to a member of the AMG Group and its participants, provided that a majority of the members of such committee are not employees of that member of the AMG Group and no member of such committee shall be empowered to cause a grant of options under this Plan to himself or herself. In such event, the term "Committee" as used herein shall mean, with respect to the application of the Plan to such member of the AMG Group and its participants, the committee established for such member.

4.    Shares Available for the Plan

      Shares of stock which may be issued under the Plan pursuant to the exercise of options shall be authorized and unissued shares of Common Stock of members of the AMG Group. Subject to adjustments as provided in Section 12, the total number of shares of Common Stock of a member of the AMG Group with respect to which options may be granted under the Plan shall not exceed 10% of the shares of Common Stock of such member outstanding on a fully diluted basis at any one point in time during the term of the Plan. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated or canceled as to any shares, the shares subject to such grant shall thereafter be available for further grants under the Plan.

5.    Participation

      Participation in the Plan shall be open to employees, officers, and directors of members of the AMG Group as may be selected by the Committee from time to time. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only insofar as Rule 16b-3 and Section 162(m) of the Code are then applicable to grants made pursuant to this Plan, Committee members shall not be eligible to participate in the Plan while members of the Committee.

      Options may be granted to such persons and for such number of shares as the Committee shall determine, subject to the limitations in Section 4. The Committee shall determine the number of shares with respect to which an option is to be granted to a participant based on individual performance and/or base salary range; provided that, subject to adjustments as provided in Section 12, in no event shall a participant be granted options under the Plan which in the aggregate entitle the participant to subscribe for an amount that is more than 5% of the shares of Common Stock of a member of the AMG Group that are outstanding on a fully diluted basis at any one point in time during the term of the Plan.

6.    Stock Options

      Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants non-qualified stock options. The options granted shall be subject to the following terms and conditions.

      (a) Grant of Option. The date an option is granted shall mean the effective date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan. The grant of a stock option shall be evidenced by a written Stock Option Agreement, executed by a member of the AMG Group and the grantee, stating the number of shares of Common Stock of a member of the AMG Group subject to the stock option evidenced thereby and the terms and conditions of such option, in such form as the Committee may from time to time determine.

      (b) Price.

            (i) With respect to any and all options to be granted to Joseph B. Hunter pursuant to the Plan, the price per share payable upon the exercise of each such option ("option price") shall be determined by the Committee using a formula based upon Parent's equity in the Company from time to time, increased by London Interbank Offer Rates ("LIBOR") less 1.5% to the effective date of grant of the option and divided by the number of shares of Common Stock of the Company outstanding on a fully diluted basis (as determined in accordance with Generally Accepted Accounting Principles) at the effective date of grant of the option. For this purpose, the Parent's equity shall mean its initial investment of U.S. $170,000,000 on May 2, 1994, together with its subsequent investment of U.S. $10,000,000 on January 1, 1995 plus such additional sums as may be paid into the Company from time to time and LIBOR shall mean the weighted-average libor rates paid by the Company over the period measured from May 1994 through the effective date of grant of the option, all as determined by the Committee.

            (ii) With respect to grants of options to any participants other than Joseph B. Hunter, the option price for grants made with respect to the Company's fiscal years ended June 30, 1995 and June 30, 1996 shall be determined as set forth in (i) above, with the exception that Parent's equity from time to time shall be increased by the full amount of LIBOR. With respect to the grants of options made with respect to the fiscal years ending after June 30, 1996, the option price shall be the Fair Market Value of the Common Stock underlying the option, determined by the Committee, as of the effective date of grant of the option.

      (c) Payment. Options may be exercised in whole or in part by payment of the option price of the shares subscribed. Payment may be made in cash or cash equivalents acceptable to the Committee, or by such other means as the Committee may prescribe. In addition, within the twelve-month period immediately preceding the expiration of the term of the option or other termination of the option and provided that Common Stock is not then registered under Section 12(b) or 12(g) of the Exchange Act, payment of the option price may be made, in whole or in part, by the tendering of shares of Common Stock (including the withholding of shares that otherwise would be delivered to grantee or the Permitted Transferee upon exercise) that have a Fair Market Value, determined as of the date of exercise, equal to the amount of option price to be paid thereby.

      If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the option price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to
(i) a brokerage firm designated by the member of the AMG Group to deliver promptly to the member of the AMG Group the aggregate amount of sale or loan proceeds to pay the option price and any withholding tax obligations that may arise in connection with the exercise and (ii) the member of the AMG Group to deliver the certificates for such subscribed shares directly to such brokerage firm.

      No shares shall be issued until full payment therefor has been made.

      (d) Term of Option. The term during which each option may be exercised shall be determined by the Committee. In no event shall an option be exercisable more than ten years from the date the written Stock Option Agreement evidencing such option is executed or, in the event of an initial public offering of Common Stock of the Company, after the later of the expiration of: (i) two years following the date of such initial public offering or, (ii) with respect to the portion, if any, of the option that vests after the initial public offering, two years following the date that the grantee becomes vested in the option or portion thereof, as the case may be. Prior to the exercise of the option and delivery of the stock represented thereby, the grantee shall not have any rights to receive any dividends or be entitled to any voting rights on any stock represented by outstanding options.

      (e) Put Right. Upon the later of grantee's termination of employment or attainment of age 65, the grantee or his Permitted Transferee, as the case may be, in his discretion, shall have the right to require a member of the AMG Group to purchase all or any portion of the vested options outstanding with respect to shares of Common Stock of that member of the AMG Group and all or any number of the shares of Common Stock of that member of the AMG Group then owned by the grantee or the Permitted Transferee which were acquired through exercise of options granted pursuant to the Plan. Upon surrender of any such outstanding shares, such member of the AMG Group shall be required to pay in cash to each grantee or Permitted Transferee, as the case may be, subject to the provisions of Section 7, the greater of U.S. $1 or the Fair Market Value of the surrendered shares of Common Stock of the member of the AMG Group. Upon surrender of any portion of such outstanding vested options, such member of the AMG Group shall be required to pay in cash to each grantee or Permitted Transferee, as the case may be, subject to the provisions of Section 7, the greater of U.S. $1 or the amount equal to the Fair Market Value of the shares of Common Stock with respect to which the surrendered portion of the option was outstanding and vested at the time of surrender minus the aggregate option price of such portion of the outstanding vested option as of the time of surrender. Notwithstanding the foregoing, in all events any payments due pursuant to this paragraph shall be reduced by appropriate reserves to cover the Company's or other member of the AMG Group's indemnification obligations or other contingent liabilities incurred as a result of any Change of Control. Any other provision of this Plan notwithstanding, a grantee's put right shall terminate upon a public offering of the Company's equity securities.

      (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.    Withholding of Taxes

      A member of the AMG Group may require, as a condition to any option exercise or to the delivery of certificates for shares issued or payments of cash made hereunder or pursuant to a Stock Option Agreement, that the grantee pay to the member of the AMG Group, in cash any federal, state or local taxes of any kind required by law to be withheld with respect to any option exercise, any withholding or delivery of shares, or the exercise of any call rights of the member of the AMG Group hereunder. Within the twelve-month period immediately preceding the expiration of the term of the option or other termination of the option and provided that Common Stock is not then registered under Section 12(b) or 12(g) of the Exchange Act, the grantee shall have the right to satisfy such withholding tax obligation by tendering shares of Common Stock to the Company, including shares acquired upon exercise of the option, valued at Fair Market Value on the date as of which the withholding tax liability is determined. The member of the AMG Group, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any option exercise or to the withholding or delivery of shares under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.    Written Agreement

      Each person to whom a grant is made under the Plan shall enter into a written agreement with a member of the AMG Group, within 60 days of the Committee formally acting to make such grant, that shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

9.    Transferability

      No option granted under the Plan shall be transferable or assignable by a participant otherwise than by will or the laws of descent and distribution or by gift to the grantee's immediate family or to a trust established for the exclusive benefit of one or more members of the grantee's immediate family (collectively "Permitted Transferee"). For purposes of the immediately preceding sentence, immediate family means the grantee's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and persons related by reason of legal adoption. A Permitted Transferee of the grantee may not transfer or assign any option granted under the Plan. During the lifetime of the grantee or the grantee's Permitted Transferee, an option may be exercised only by the grantee or the grantee's Permitted Transferee or, during the period the grantee or the grantee's Permitted Transferee is under a legal disability, by the grantee's or the grantee's Permitted Transferee's guardian or legal representative. Except as otherwise provided in this Section 9, a grantee or Permitted Transferee may not, in whole or in part, sell, assign, transfer, convey, encumber, pledge, mortgage or alienate in any manner whatsoever any option granted under the Plan and any attempt to do so shall be void and of no effect; provided, however, that the foregoing shall not restrict the ability of the grantee or Permitted Transferee to exercise an option through a broker-assisted cashless exercise transaction, as contemplated under Section 6(c) of the Plan, after the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act. The grantee's or Permitted Transferee's rights under any such option shall not be subject to the claims of creditors or subject to attachment, execution, bankruptcy proceedings or any other legal process.

      The Committee shall have the right, in its sole discretion, at any time and from time to time, to require any or all Permitted Transferees to surrender to a member of the AMG Group any or all options outstanding with respect to shares of Common Stock of that member of the AMG Group and all shares of Common Stock of that member of the AMG Group then owned by the Permitted Transferee which were acquired through exercise of options granted pursuant to the Plan. Upon surrender of any such outstanding shares, such member of the AMG Group shall be required to pay in cash to the Permitted Transferee, subject to the provisions of Section 7, the greater of U.S. $1 or the Fair Market Value of the surrendered shares of Common Stock of the member of the AMG Group. Upon surrender of any such outstanding options, such member of the AMG Group shall be required to pay in cash to the Permitted Transferee, subject to the provisions of Section 7, regardless of whether the grantee was then vested in the outstanding option, the greater of U.S. $1 or the amount equal to the Fair Market Value of the shares of Common Stock with respect to which the surrendered option was outstanding at the time of surrender minus the aggregate option price of the outstanding option as of the time of surrender. Notwithstanding the foregoing, in all events any payments due pursuant to this paragraph shall be reduced by appropriate reserves to cover the Company's or other member of the AMG Group's indemnification obligations or other contingent liabilities that may be outstanding or otherwise incurred as a result of any Change of Control with respect to such member of the AMG Group.

10.   Listing and Registration

      If a member of the AMG Group determines that the listing, registration or qualification upon any securities exchange or under any law, of shares subject to any option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or subscription of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration or qualification is effected free of any conditions not acceptable to the member of the AMG Group.

11.   Termination of Employment

      Transfer of an employee from an Affiliate of Hume to the Company, from the Company to an Affiliate of Hume, or from one Affiliate of Hume to another shall not be considered a termination of employment. Nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract. A termination of employment shall be deemed to have occurred in the event that, immediately following any Change of Control of a member of the AMG Group or any sale, exchange or other disposition of all or substantially all of the assets of a line of the business of a member of the AMG Group to a party that is not an Affiliate of Hume, the grantee's employment is not with an Affiliate of Hume.

12.   Adjustments; Business Combinations; Reorganizations

      In the event of a reorganization, recapitalization, rights issues, stock split, stock dividend, combination of shares, merger, share exchange, consolidation, distribution of assets, or any other change in the corporate structure or shares of a member of the AMG Group, the Committee shall make such adjustments as it deems appropriate and equitable in the number and kind of shares reserved for issuance under the Plan, in the number and kind of shares covered by outstanding options (including, without limitation, converting options to acquire shares of Company Common Stock to options to acquire the Common Stock of one or more Affiliates of Company), and in the option price of outstanding options. To the extent required by the Rules of the Kuala Lumpur Stock Exchange or other applicable laws, the Committee shall obtain a written opinion from the AMG Group's auditors that any such adjustments are fair and reasonable. Notwithstanding anything herein to the contrary, the issue of securities as consideration for an acquisition by any member of the AMG Group shall not be regarded as a circumstance requiring adjustments, but the Committee may, in its sole discretion, make such adjustments as it deems appropriate under such circumstance.

      In the event of any proposed merger, share exchange, consolidation or other reorganization in which a member of the AMG Group is not the surviving or continuing corporation, or in which the stockholders of the member of the AMG Group become entitled to receive cash, securities of the member of the AMG Group other than voting Common Stock or securities of another issuer, the Committee may take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees and their Permitted Transferees of options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees and their Permitted Transferees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and (iii) in any case where equity securities other than Common Stock of the member of the AMG Group are proposed to be delivered in exchange for or with respect to Common Stock of the member of the AMG Group, arrangements providing that any option shall become one or more options with respect to such other equity securities.

      Notwithstanding anything herein to the contrary, in the event of a Change of Control of a member of the AMG Group, the Committee, in its discretion, shall have the right to require all grantees and their Permitted Transferees under the Plan to surrender to such member of the AMG Group all options outstanding with respect to shares of Common Stock of that member of the AMG Group and all shares of Common Stock of that member of the AMG Group then owned by the grantees which were acquired through exercise of options granted pursuant to the Plan. Upon surrender of any such outstanding shares, such member of the AMG Group shall be required to pay in cash to each grantee or Permitted Transferee, as the case may be, subject to the provisions of

Section 7, the greater of U.S. $1 or the Fair Market Value of the surrendered shares of Common Stock of the member of the AMG Group. Upon surrender of any such outstanding options, such member of the AMG Group shall be required to pay in cash to each grantee or Permitted Transferee, as the case may be, subject to the provisions of Section 7, regardless of whether the grantee was then vested in the outstanding option, the greater of U.S. $1 or the amount equal to the Fair Market Value of the shares of Common Stock with respect to which the surrendered option was outstanding at the time of surrender minus the aggregate option price of the outstanding option as of the time of surrender. Notwithstanding the foregoing, in all events any payments due pursuant to this paragraph shall be reduced by appropriate reserves to cover the Company's or other member of the AMG Group's indemnification obligations or other contingent liabilities incurred as a result of such Change of Control.

      In the event a member of the AMG Group dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Stock Option Agreement:
(i) each grantee or Permitted Transferee shall have the right to exercise his option with respect to shares of Common Stock of such member of the AMG Group at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees and Permitted Transferees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee shall give each such grantee at least 30 days prior written notice of such dissolution or liquidation. The Committee may establish a different period for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

13.   Termination and Modification of the Plan

      The Board of Directors, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with Rule 16b-3, to the extent applicable, or if prior approval would be required under the Rules of the Kuala Lumpur Stock Exchange or other applicable laws.

      The Committee may amend or modify the grant of any outstanding option in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which an option becomes exercisable. Except as provided under Section 12, no modification may be made that would materially adversely affect any grant previously made under the Plan without the approval of the grantee. The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal, state or other laws applicable to the AMG Group or that may be authorized or made desirable by such laws.

14.   Independent Appraisals

      The Committee shall undertake to obtain an independent appraisal, no less frequently than annually, of the Company and of any other member of the AMG Group with respect to whose shares options or shares issued upon exercise of options are outstanding.

15.   Governing Law

      The validity, construction and effect of the Plan and Stock Option Agreements entered into pursuant to the Plan, and any rules and regulations relating to the Plan shall be determined in accordance with all applicable laws, rules, and regulations, including without limitation, the laws, rules, and regulations of the United States, the State of Maryland, Malaysia, and the Kuala Lumpur Stock Exchange.

16.   Non-Uniform Determinations

      The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

17.   Non-Guarantee of Employment

      Nothing in the Plan or in any grant thereunder shall confer any right on an employee to continue in the employ of the AMG Group or shall interfere in any way with the right of the AMG Group to terminate an employee at any time.

18.   Limitation on Benefits

      With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under such Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.   Effective Date; Termination Date

      The Plan is effective as of January 1, 1996, subject to approval of the Company's stockholders and, to the extent required by the Kuala Lumpur Stock Exchange, the stockholders of the Company's Parent. Unless previously terminated, the Plan shall terminate on the close of business on December 31, 2005, ten years from the Effective Date. Subject to other applicable provisions of the Plan, all awards made under the Plan prior to termination of the Plan shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.